                                                                   EXHIBIT 10.19


                             DISTRIBUTOR AGREEMENT
                             ---------------------


This Agreement is made and entered into on the date last signed by and between The Santa Cruz Operation, Inc. (hereinafter "SCO"), a corporation of the State of California, with its place of business at 400 Encinal Street, Santa Cruz, California, 95060, and UniDirect Corporation (hereinafter "UniDirect"), a corporation of the State of California with its place of business at One Venture, #150, Irvine, California 92718.

WHEREAS, SCO is a licensor, manufacturer and distributor of SCO software and related products and services, including future versions, ("the Products"), as set forth on Exhibit A attached hereto which may be modified from time to time as agreed by the parties.

WHEREAS, UniDirect is a reseller and distributor of computer products, and

WHEREAS, the parties are desirous of UniDirect remarketing the Products to its customers.

In consideration of the mutual covenants contained in this Agreement, SCO and UniDirect agree as follows:

1.0  APPOINTMENT OF UNIDIRECT
     ------------------------

     A. SCO hereby appoints UniDirect as a non-exclusive "Distributor". UniDirect shall have the right to license, advertise and market the Products via telesales to customers throughout the United States and Canada. UniDirect may not open, modify or change the Products in any manner. In addition, UniDirect shall not make or cause to be made any copy of any part of the Products without SCO's prior written consent.

     B. SCO grants to UniDirect a non-transferable, non-exclusive license to use SCO's name, trademarks and service marks related to the Products in UniDirect's performance of its obligations hereunder.

     C. UniDirect shall distribute with each applicable Product, the end user "break-the-seal" license agreement included by SCO in the Product package, substantially similar to Exhibit B attached hereto. UniDirect may use it's own end user software license agreement, provided it has been approved in writing by SCO. In the event that UniDirect shall use a license other than "break-the-seal," UniDirect shall retain any executed license agreements and shall provide them to SCO upon SCO's request or upon expiration or termination of this Agreement. For SCO UNIX and SCO Open Desktop Products, UniDirect shall allow UNIX Systems Laboratories (USL) to audit such executed licenses, if USL desires. UniDirect grants to SCO the right to enforce such agreements on UniDirect's behalf should UniDirect fail to enforce said agreement.

     D. Notwithstanding the foregoing, during the term of this Agreement, SCO shall not contract with any third party for the purpose primarily of marketing the Products via telesales within the U.S. or Canadian marketplaces provided that UniDirect has performed substantially as set forth in the performance milestones as may be agreed upon by the parties from time to time. Further, in no event shall SCO offer certain Products as set forth in Exhibit C to any third party whatsoever for distribution, resale or remarketing purposes within the U.S. or Canadian marketplaces during the term


                            Distributor Agreement
          hereof provided that UniDirect has performed substantially as set forth in said milestones, provided, however, that SCO may continue to honor existing contractual commitments with third parties and further provided that SCO may, in the future, offer upgrade, update and trade-in Products to third parties such as government prime contractors, OEMs, large VARs (in excess of $100,000 in sales of SCO product annually and licensed to reproduce certain SCO products), and Advanced Product Centers which do not, in general, serve the same customer base as UniDirect.

2.0  GENERAL OBLIGATIONS OF UNIDIRECT
     --------------------------------

     A. UniDirect shall use commercially reasonable efforts to respond to inbound telephone inquiries from customers as described in Part I of Exhibit D attached hereto.

     B. UniDirect shall promote, represent, advertise and otherwise support the license of Products as one of UniDirect's highest level featured products.

     C. UniDirect shall use commercially reasonable efforts to meet its customers' orders for Products in a timely fashion as well as, upon request by SCO, provide an inventory status.

     D. UniDirect shall make no representations to customers regarding the Products other than those made by SCO product literature or as otherwise provided by SCO in writing.

     E. UniDirect shall modify or translate the Products, advertising artwork, promotional literature, Products names, and/or package design only with SCO's prior written approval. SCO shall use commercially reasonable efforts to reject or approve such translations, artwork, or promotional literature within five (5) business days.

3.0  OBLIGATIONS OF THE PARTIES
     --------------------------

     A.   Transition Manager

          Through April 15, 1995, SCO shall make available a highly-skilled employee familiar with the Products who is acceptable to UniDirect. Such employee shall be available at all times during normal business hours as reasonably requested by UniDirect. Such employee shall travel to UniDirect's facilities as reasonably requested by UniDirect, provided that UniDirect shall pay reasonable travel and lodging expenses.

     B.   Customer Database

          Upon execution of this Agreement, SCO shall promptly deliver to UniDirect the then current customer databases and related documentation and provide UniDirect reasonable assistance in implementing the databases on UniDirect's data processing facilities, and maintaining the ongoing communications link between SCO's system and UniDirect's system.

          Upon termination of this Agreement, ownership of customer records and all modifications, additions, and updates thereto shall be determined as follows:

               Original Data. Each party shall retain ownership of the customer records existing in their respective customer databases, which are proprietary


                             Distributor Agreement
                   and copyrightable, prior to the merger of the parties' data (including customer records which are found in both parties' databases).

                   Subsequent Additions/Updates. All customer records which are created exclusively as a result of inquiries on the 800-SCO-UNIX telephone line (or a single designated alternate telephone line for SCO telesales), or as a result of SCO customer registrations shall be owned by SCO; provided that UniDirect shall share ownership with SCO of any customer records (whether from original data or subsequent additions/updates or otherwise) which pertain to customers that have purchased products from UniDirect during the term of the Agreement.

          SCO's customer databases shall be treated as Confidential pursuant to
          Section 14 below, except as agreed by the parties.

     C.   Telephone Facilities

          The parties shall perform the necessary steps for transferring the applicable telephone service from SCO to UniDirect for the term of this Agreement. Notwithstanding anything else in this Agreement, all inquiries received by SCO pertaining to the Products shall be transferred to UniDirect. The parties shall each bear their own costs relating to such transfer. UniDirect shall use commercially reasonable efforts to acquire additional switching capabilities to support its obligations under this Agreement.

     D.   Personnel

          UniDirect shall offer employment to certain SCO employees as forth in
          Part II of Exhibit D hereto. UniDirect shall offer such SCO employees compensation and benefits which are overall comparable to those offered them by SCO.

     E.   Kickstart

          Upon the execution date of this Agreement, SCO shall continue its marketing efforts regarding the Products at the same or higher level in effect during the ninety (90) day period preceding the execution of this Agreement. During SCO's second fiscal quarter of FY95, SCO's marketing efforts shall be as set forth on Exhibit E.

     F.   Product Use

          Upon execution of this Agreement, and as new Products are released, SCO shall provide UniDirect a reasonable number of copies of such Products. SCO hereby grants UniDirect a personal, nontransferable license to use said Products solely for customer support and internal use.

     G.   Support

          UniDirect shall provide reasonable support to its customers. SCO shall provide reasonable second line support to UniDirect to allow UniDirect to support its customers and internal systems.


                             Distributor Agreement

4.0  REPORTING
     ---------

     A. UniDirect shall provide SCO with a rolling twelve (12) month good faith forecast of its requirements for Products updated on a quarterly basis. This forecast shall be for SCO's planning purposes only and shall be non-binding, provided, however, no later than the fifteenth
          (15th) day of each fiscal quarter, UniDirect shall provide SCO with an irrevocable purchase order for Product to be shipped during said quarter. In addition, UniDirect shall provide SCO with monthly reports in a form reasonably requested by SCO within ten (10) days of the end of each month. These reports shall list Products distributed by unit and dollar volume for each of UniDirect's customers, detailing each individual shipping location of UniDirect's customers having multiple shipping locations.

     B. Upon SCO's reasonable request, UniDirect shall provide the customer's name, address, zip code, and telephone number, and the Products name, Products model number, unit cost and units sold.

5.0  FEES AND PAYMENT
     ----------------

     A. UniDirect shall make payments to SCO in United States dollars. Fees are specified in Exhibit A.

     B. Payment for Products ordered and received by UniDirect shall be due thirty (30) days after receipt of such Products by UniDirect. Payment for Products consigned to UniDirect shall be due thirty (30) days after sale of such Products by UniDirect.

     C. SCO may revise its product list and prices with thirty (30) days' prior notice.

     D. UniDirect shall pay the prices stated in this Agreement which are exclusive of shipping, handling, and any federal, state, municipal or other governmental taxes, duties, licenses, fees, excises or tariffs now or hereinafter imposed on the production, storage, licensing, sale, transportation, import, export or use of Products. UniDirect agrees to pay such charges or, in lieu thereof, UniDirect shall provide an exemption certificate acceptable to SCO and the applicable taxing authority. SCO, however, shall be responsible for all taxes based upon its net income.

     E. SCO reserves the right to impose a monthly late payment charge equivalent to the lesser of one and one-half percent (1 1/2%), or the highest rate allowed by law, of the late balance when payments provided for in this Agreement are not paid when due. The imposition of late payment charges is not intended to be SCO's sole remedy and in no way precludes SCO's use of additional available remedies.

6.0  TERM AND OBLIGATIONS UPON TERMINATION
     -------------------------------------

     A. This Agreement shall be in effect for an initial term of three (3) years and shall continue thereafter for periods of one (1) year commencing upon each anniversary date, provided, however, that either party shall have the right to terminate this Agreement for any reason whatsoever and with no liability arising therefrom, by providing the other party written notice not less than ninety (90) days prior to the third anniversary date or any subsequent anniversary date.


                             Distributor Agreement

     B. Notwithstanding the foregoing, in the event UniDirect shall fail to perform substantially as set forth in the performance milestones as may be agreed upon by the parties from time to time, SCO shall have the right to terminate this Agreement at any time upon ninety (90) days written notice without any liability arising therefrom. Further, should either party breach any material provision of this Agreement and fail to remedy such breach within thirty (30) days of written notice thereof, the injured party may terminate this Agreement immediately and, at its option, rescind any purchase orders submitted by UniDirect and accepted by SCO, as well as pursue any other rights and remedies provided by law or equity or this Agreement.

     C. Further, either party may terminate this Agreement immediately if the other party admits in writing its inability to pay its debts as they mature, makes an assignment for the benefit of creditors, files or has filed against it by a third party any petition under any Bankruptcy Act, or an application for a receiver of the other party is made by anyone and such petition or application is not resolved favorably to the other party within sixty (60) days.

     D. In the event of termination, UniDirect shall be entitled to, at its option, sell remaining Product inventory, if any, or return such Product which is new and unused and which has been provided by SCO in the past six weeks, or in the case of Products set forth in Exhibit C, the past ninety (90) days, to SCO for a full refund of UniDirect's purchase price. Further, in the event SCO terminates this Agreement pursuant to Subparagraph A above, UniDirect may, at its option, return to SCO any Product acquired directly from SCO within one hundred eighty (180) days of the effective date of termination at the price paid for such Product, provided such Product is in unopened, shrink-wrapped, complete packaging.

     E. Notwithstanding the foregoing, in the event of termination arising out of UniDirect's default, SCO may request the return of any or all Product in inventory for a full refund.

     F. Upon termination, UniDirect shall immediately cease using any SCO logos, trademarks, trade names and the like, except for purposes of selling remaining inventory, and shall return to SCO any SCO property, including, but not limited to, marketing materials.

7.0  WARRANTY
     --------

     A. SCO does not warrant that the function contained in the Products will meet UniDirect's or any user's requirements or that its operation will be uninterrupted or error free. SCO warrants that the Products substantially conform to the specifications and functional descriptions contained in the pertinent documentation; and that the reproduction of the software on the media material provided by SCO is correct; and that the documentation is correctly printed to SCO's standard at the time of execution of the Agreement. Provided UniDirect notifies SCO of any non-conformance within ninety (90) days of its receipt of Products, SCO shall at its sole discretion either 1) repair non-conforming Products, 2) replace the non-conforming Products, or 3) accept return of same and refund or credit any fees paid by UniDirect for such returned Products.

     B. Further, SCO warrants the SCO supplied media on which the SCO software component of the Products resides to be error free from defects in material and workmanship under normal use for a period of ninety (90) days from date of delivery


                            Distributor Agreement
          by UniDirect to its customer, not to exceed one hundred eighty (180) days from SCO's shipment to UniDirect and shall at its sole discretion either 1) repair the defective media, 2) replace the defective media, or 3) accept return of same and refund or credit any fees paid by UniDirect for such returned Products.

     C. EXCEPT AS PROVIDED HEREIN, LICENSED PRODUCT IS PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED; INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND F1TNESS FOR A PARTICULAR PURPOSE.

     D.   SCO MAKES NO WARRANTY DIRECTLY TO UNIDIRECTS END USER CUSTOMERS.

8.0  LIMITATION OF LIABILITY
     -----------------------

     NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, SPECIAL, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND SUSTAINED OR INCURRED IN CONNECTION WITH THIS AGREEMENT AND THE SOFTWARE THAT IS SUBJECT TO THIS AGREEMENT REGARDLESS OF THE FORM OF ACTION AND WHETHER OR NOT SUCH DAMAGES ARE FORESEEABLE, AND EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS. IN NO CASE WILL ONE PARTY HERETO BE LIABLE FOR ANY REPRESENTATION OR WARRANTY MADE TO ANY THIRD PARTY BY THE OTHER PARTY OR ANY AGENT OF THE OTHER PARTY.

9.0  INDEMNIFICATION
     ---------------

     UniDirect shall indemnify and hold harmless SCO against any and all claims and expenses, including reasonable attorney's fees, arising out of UniDirect's performance hereunder which are due to UniDirect's negligent acts or omissions or due to UniDirect's willful misconduct. Unidirect's indemnification obligations hereunder are subject to SCO providing it (a) prompt notice of any claim or threat, (b) the sole right to control defense and settlement, (c) the right to approve any settlements, and (d) reasonable assistance as requested by UniDirect.

10.0 ACTS BEYOND PARTIES' CONTROL
     ----------------------------

     Neither party shall be liable for any delay or failure in its performance hereunder due to any cause beyond its control provided, however, that this provision shall not be construed to relieve UniDirect of its obligation to make any payments pursuant to this Agreement.

11.0 NON-INFRINGEMENT
     ----------------

     SCO warrants that is has sufficient right, title and interest in the Products to enter into this Agreement and that the Products do not infringe a United States Patent or United States copyright or violate a trade secret or other proprietary right afforded protection under United States law. UniDirect shall promptly notify SCO of any alleged claim of infringement and shall cooperate with SCO in the defense or settlement of same. SCO shall defend, hold harmless and indemnify UniDirect from and against any and all claims, demands, causes of action, expenses (including, without limitation, attorneys' fees), damages and liability caused by, arising out of or resulting from the Products, any breach of SCO's covenants or warranties hereunder, or the exercise by UniDirect of the license granted under this Agreement. SCO's indemnification obligations hereunder are subject to UniDirect providing it (a) prompt notice


                             Distributor Agreement
     of any claim or threat, (b) the sole right to control defense and settlement, (c) the right to approve any settlements, and (d) reasonable assistance as requested by SCO.

12.0 RESTRICTED RIGHTS LEGEND
     ------------------------

     UniDirect agrees that the Products are commercial computer software and, together with any related documentation, is subject to the restrictions on U.S. Government use, duplication or disclosure as set forth in subparagraph
     (c)(i)(ii) of Department of Defense Federal Acquisition Regulations Supplement (DFARS) 52.227-7013 or in subparagraph (g) (3) (i) of Federal Acquisition Regulations (FAR) 52.227-14, Alternate III, as applicable. UniDirect shall ensure that said software media and documentation are marked with the appropriate Restricted Rights Legend in accordance with said DFARS and FAR provisions prior to delivery to any U.S. Government agency. For other than packaged products, SCO shall provide UniDirect with the correct Restricted Rights Legend Labeling instructions and verbiage, in writing. UniDirect shall not modify such Labeling without written permission from SCO.

13.0 PROTECTION OF PATENT, COPYRIGHT AND TRADEMARK RIGHTS
     ----------------------------------------------------

     A. UniDirect acknowledges that, subject only to the rights specifically granted herein, all rights, title, and interest in the Products provided to UniDirect are and shall remain at all times the property of SCO and/or SCO's suppliers.

     B. UniDirect further acknowledges that the Product is copyrighted and that UniDirect is not authorized to reproduce or modify any copies of the Product nor authorize any other party to do so. In no event shall UniDirect reverse engineer or decompile the Products.

     C. UniDirect shall not alter or remove any copyright notices or other proprietary notices on or in the Products. Except as required to install the Product for the end user's convenience, UniDirect shall not alter, tamper with, or otherwise open Product packaging prior to delivery of the Products to the end user customer.

     D. UniDirect and resellers will cause to appear in any advertisement, publication, public presentation, packaging and external correspondence the appropriate designation for SCO products, either
          (C) or (R) or (TM) or (SM), as applicable, for all copyrights, trademarks and service marks. The appropriate trademark symbol must be used at least once for each Product.

14.0 CONFIDENTIALITY
     ---------------

     A. Each party (as receiving party) shall retain in confidence, with the same degree of care that it uses for its own proprietary information, confidential information and know-how, that has been supplied to it by the other party (as disclosing party). This duty shall apply to any material in writing or other tangible form and clearly marked or identified in writing as 'confidential' or similar legend at the time of disclosure. It shall also apply to information divulged orally, provided that the receiving party was informed of the confidential nature of the information prior to receiving it, and provided that the subject matter of the information is reduced to writing and identified in writing to be confidential within seven (7) days of disclosure. Neither party shall make use of such information and know-how except under the terms and for the duration of this Agreement.


                            Distributor Agreement

     B. Neither party (as receiving party) shall have any obligation under this Section with respect to any information received from the other party (as disclosing party) that:

          (1) is or becomes hereafter in the public domain through no fault of the receiving party to its obligation hereunder,

          (2) was already known by the receiving party prior to disclosure by the disclosing party,

          (3) is subsequently rightfully received by the receiving party from third party free from obligation of non-disclosure or

          (4)  is independently developed by employees of the receiving party.

     C. The parties agree that all the terms and condition of the Agreement and Exhibits hereto shall be treated as confidential material and shall not be disclosed without prior written consent.

     D. The parties' obligations of confidentiality shall survive any termination of this Agreement by five (5) years.

15.0 PROHIBITION AGAINST ASSIGNMENT OF RIGHTS
     ----------------------------------------

     This Agreement shall not be assigned by either party nor rights under it granted to others without the prior written approval of the other party.

16.0 CONTROLLING LAW
     ---------------

     This Agreement shall be construed under and controlled by the laws of the State of California without regard to the conflict of laws provisions thereof.

17.0 SOLE AGREEMENT
     --------------

     This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior and contemporaneous discussions, communications, writings or agreements between them. Any executory agreement made hereafter shall be ineffective to change, modify, discharge or effect an abandonment of this Agreement in whole or part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

18.0 SEVERABILITY
     ------------

     If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The parties will seek in good faith to agree on replacing an invalid, illegal, or unenforceable provision with a. valid, legal, and enforceable provision which, in effect, will, from an economic viewpoint, most nearly and fairly approach the effect of the invalid, illegal, or unenforceable provision.


                             Distributor Agreement

19.0   BINDING EFFECT
       --------------

       Subject to the limitations herein expressed, this Agreement will benefit and be binding upon the parties, their successors, administrators, heirs and assigns.

20.0   THE PARTIES AS INDEPENDENT CONTRACTORS
       --------------------------------------

       The parties shall at all times be independent contractors and shall so represent themselves to all other parties. No party has granted to the other the right to bind it in any manner or thing whatsoever and nothing herein shall be deemed to constitute a party the agent or legal representative of the other, nor to constitute the parties as joint venturers.

21.0   WAIVER
       ------

       The waiver of one breach or default hereunder shall not constitute the waiver of any subsequent breach or default.

22.0   TERMS CONTROL
       -------------

       The terms of this Agreement shall control any conflicting or inconsistent standard terms or conditions on any purchase order or invoice of either party, notwithstanding any provision to the contrary in any such purchase order or invoice.

       In witness whereof, the parties hereto have executed this Agreement, effective as of the last date properly executed by both parties. All signed copies of this Agreement shall be deemed originals.


THE SANTA CRUZ OPERATION, INC.               UNIDIRECT CORPORATION


BY: /s/ Steven M. Sabbath                    BY: /s/ Michael Silken
   ---------------------------                  --------------------------

Steven M. Sabbath                            Michael Silken
- ------------------------------               -----------------------------
Name (print)                                 Name (print)

Vice President                               Chairman
- ------------------------------               -----------------------------
Title                                        Title

24 January 1995                              24 January 1995
- ------------------------------               -----------------------------
Date                                         Date

                             Distributor Agreement

                                   EXHIBIT A
                                   ---------

                              Products and Prices


1.  FEES
    ----

    A.    Licenses

          1) License fees shall be SCO's then current United States prices, less the following discounts:

          Primary Products              [***]

          Upgrades and Updates

          All items listed in SCO Upgrade Catalog Effective October 1st, 1994 Page 11-18

          Trade-Ins
          ---------
          All items listed in SCO Upgrade Catalog Effective October 1st, 1994, Page 5-10

          SES/SOS
          -------
          As described on Page 4-5 of SCO Customer Services Price Guide for SCO channel providers effective October 24, 1994 or updated as agreed to in revised SES packaging referred to in Exhibit E of this Agreement.

          Training Courses Kits
          ---------------------
          All currently sold by SCO


          Secondary Products            [***]

          Training Seats in courses given by SCO
          --------------------------------------
          All items listed in Training schedule Dec 94 - March 95 and other classes as agreed to

          Service Contracts
          -----------------
          As described on Page 6-18 of SCO Customer Services Price Guide for SCO channel providers effective October 24, 1994

          Developer Releases
          ------------------
          Items listed as Product Kits or Stand-alone products on the SCO Developer Alliance Partners Program Effective Jan 1994


          Auto-Licensing

          SCO shall use commercially reasonable efforts to offer to UniDirect applicable Products via auto-licensing as soon as is commercially reasonable. Products offered via auto-licensing shall not be subject to the inventory, stock balancing or returns provisions of this Agreement.

                             Distributor Agreement

                                    Page 10
__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

          2)   SCO product list and prices are subject to change with thirty
               (30) days prior notice. Products will be invoiced at the prices on the previously published price list, if it is ordered and scheduled to be shipped within thirty (30) days from SCO's publication of a new price list. All shipments are F.O.B. Santa Cruz, California.

     B.   Collateral Materials

          SCO shall use commercially reasonable efforts to promptly provide collateral materials to UniDirect, as requested by UniDirect from time to time. Such material shall be provided at cost plus ten percent (10%) to UniDirect. SCO shall keep UniDirect informed of new collateral materials as they are developed by SCO. UniDirect, at its option, may develop and publish collateral material for use in marketing the Products with SCO's prior written consent.

3.   LICENSE FEE MINIMUM PURCHASE COMMITMENT/MINIMUM PURCHASE SCHEDULE
     -----------------------------------------------------------------

     A. UniDirect's performance milestones are as listed below. SCO reserves the right to terminate this Agreement or to terminate UniDirect's limited exclusivity in the event UniDirect fails to meet performance milestones.

                            Performance Milestones

          Q1FY96                                [***] greater than [***]
          Q3FY96                                [***] greater than [***]
          FY97                                  [***] greater than [***]
          FY98 and beyond                       [***] greater than [***]

     Should SCO's overall revenue decline, there shall be a pro-rata adjustment to the milestones.

     B.   The following reflects UniDirect's initial non-binding sales forecast:

                          Non-Binding Sales Forecast

          Q3FY95                                  [***]
          Q4FY95                                  [***]
          Q1FY96                                  [***]
          Q2FY96                                  [***]
          Q3FY96                                  [***]
          Q4FY96                                  [***]

     (All references to Quarters and Fiscal Years shall related to SCO's fiscal calendar.)

4.   INCENTIVE CREDITS
     -----------------

     A.   RMA to Sales Ratio

          If, in any calendar quarter, the value of UniDirect's Return Merchandise Authorizations (RMAs) is equal to or less than, [***] of UniDirect's purchases, net of returns and allowances, UniDirect shall also be entitled to an additional [***] credit for all Products purchases for that quarter.

                             Distributor Agreement

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

      B.  "[***]" Credit

          If UniDirect pays an invoiced amount on or before fifteen (15) days from the invoice date, then SCO will credit UniDirect with [***] of that invoiced amount. For accounting reference, these payment terms will be known as "[***]".

     C.   INCENTIVE CREDIT TERMS AND CONDITIONS

          Each incentive credit described above may be applied against future purchases of Products by UniDirect and shall lapse ninety (90) days after the expiration of the quarter. Credit shall be granted to UniDirect on a quarterly basis. SCO shall issue a credit statement within forty-five (45) days after the end of each quarter. If the Agreement is terminated, SCO may, at its option, pay UniDirect cash in lieu of the credit. UniDirect shall fulfill the above requirements each quarter in order to qualify for a credit.

5.   VALUE ADDED ACCRUAL FUND CREDITS AND GENERAL OBLIGATIONS
     --------------------------------------------------------

     A.   Support Accrual Fund Credit

          Three percent (3%) of UniDirect's net quarterly purchases will accrue in a support fund. At the end of each quarter, UniDirect may submit a claim against fund balance for expenses related to pre- and post-sales support. Eligible expenses include wages of SCO ACE certified support personnel, training expenses, and technical support lab maintenance.

     B.   Reseller Incentive Fund Accrual

          [***] of UniDirect's net quarterly purchases will accrue in a Reseller incentive fund. At the end of each quarter, UniDirect may submit a claim against fund balance for expenses related to sales and technical training.

     C.   Co-Op Marketing

          [***] of UniDirect's net quarterly purchases shall accrue in a Co-op Marketing Fund as set forth in Exhibit F.

     D.   Pass Through Co-Op Programs and Value Added Accrual

          Each value added accrual fund credit described in paragraphs A and B above may be applied against future purchases of SCO products by UniDirect. Credits accrue and expire during a rolling six (6) month period. UniDirect will have a six (6) month window in which to spend the credits it accrues during any given month. Upon audit verification and reconciliation from SCO, Accrual Fund claims will be applied to the oldest monthly accrual balance. Any accrued credits not used within the six (6) month window will be forfeited. If the Agreement is terminated, SCO may, at its option, pay UniDirect cash in lieu the credit.

     E. SCO will endeavor to amend the accrual of the funds set forth in A, B and C above from quarterly to monthly.

                             Distributor Agreement

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

     F. UniDirect's account with SCO must be in good standing in order to qualify for the value added accrual fund credits.

     6.   STOCK BALANCING AND UNSALABLE PRODUCT RETURNS
          ---------------------------------------------

          To the extent UniDirect carries any inventory of the Products, UniDirect may balance its stock of Products by returning to SCO not more than twenty-five (25%) percent of its inventory of Products during the first thirty (30) days of any calendar quarter, along with an irrevocable order for licensed Product equal to at least the net dollar amount of Products returned to SCO by UniDirect, provided the Products returned by UniDirect do not exceed six (6%) percent of the Products purchased by UniDirect in the most recent three (3) months. Returned Product must be in its original, shrink-wrapped packaging, sealed, undamaged, and unopened. UniDirect shall pay all freight charges for shipment of Products under this Section.

     7.   STOCK ROTATION
          --------------

          Within thirty (30) days from written notice by SCO of first customer shipments of a new version of Products, UniDirect may return the previous version of Products for a credit. Such credit shall be equal to at least the net dollar amount UniDirect paid SCO for the previous version of such Products. UniDirect may return such Products provided it also orders, at SCO's then current price for UniDirect, the same number of copies of the new version of Products. UniDirect shall pay all freight charges for shipment of Products under this Section.

     8.   PRICE PROTECTION
          ----------------

          If SCO lowers the U.S. or Canadian tiered list price for any Product, SCO will grant UniDirect a credit for units of such Products held in UniDirect's inventory at the time such price decrease takes effect. The credit will be equal to the difference between the previous price for such Products and the lowered price for such Products, multiplied by UniDirect's discount for such Products, and multiplied by the number of units of such Products held in UniDirect's inventory. Credit will only be given provided: (1) a UniDirect officer certifies to SCO the number of units of such Products held in UniDirect's inventory when such price decrease takes effect; and (2) such inventory of Products has been acquired from SCO within sixty (60) days of the price decrease. No refunds will be provided under this Section.

                             Distributor Agreement

                                   EXHIBIT B
                                   ---------

                End User License Agreement (Minimum Provisions)

1. Certain SCO Products will exhibit modified functioning if they are not registered as required.

2. Sublicensor grants Sublicensee (the Software User) and Sublicensee accepts from Sublicensor, the following non-exclusive rights. Sublicensee is not granted any other right in the Software. All proprietary rights in or related to the Software are and will remain the exclusive property of Sublicensor or its licensors. Sublicensee further acknowledges that the Software contains confidential information owned by Sublicensor or its licensors and agrees to take reasonable steps to protect the confidentiality of such information.

3. Sublicensee may load, copy or transmit the Software in whole or in part, only as necessary to use the Software on a single personal computer or workstation, unless the Software is designated on the registration document as being for use on a multiuser or multiple system configuration, in which case Sublicensee must take reasonable means to assure that the number of Users does not exceed the permitted number of Users. In addition, Sublicensee may make back-up or archival copies of the Software.

4.   SUBLICENSEE MAY NOT COPY THE PRINTED DOCUMENTATION.

5. All trademarks, service marks, patents, copyright and other proprietary notices must be reproduced when making copies in whole or in part.

6. Sublicensee may not reverse compile the Software for any purpose. If Sublicensee wishes to exercise any rights under Article 6.1 b of the EC Directive on the Legal Protection of Software, (Directive 91/250), Sublicensee shall, in the first instance, write to Sublicensor's Legal Department. Sublicensee may not copy or adapt the Software for the purpose of correcting errors in it.

7. Sublicensee may not export or re-export, directly or indirectly, the Product, the media, or any related technical information or materials unless Sublicensee has obtained an appropriate authorization from the U.S. Commerce Department and any other relevant government authority.

8. The Software is derived from third party software and no such third party warrants the Software, assumes any liability regarding the use of the Software, or undertakes to furnish any support or information relating to the software.

9. SUBLICENSOR'S SUPPLIERS SHALL NOT BE HELD TO ANY LIABILITY FOR ANY DAMAGES SUFFERED OR INCURRED BY SUBLICENSEE, INCLUDING BUT NOT LIMITED TO GENERAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF THE SOFTWARE.

10. This Product is commercial computer software. If Sublicensee is a U.S. Government End-User, this license is granted subject to the U.S. Government End-User provisions set forth in the Documentation; and the Product together with its related documentation is subject to the restrictions of U.S. Government use, duplication or disclosure as set forth in

                             Distributor Agreement
     subparagraph (c) (1) (ii) of DFARS 252.227-7013 or subparagraph (g)(3)(i) of FAR 52.227-14, Alt. III, as applicable. Contractor/Manufacturer is The Santa Cruz Operation, Inc.

11. Upon any transfer of the Software permanently to another Software User, the original Sublicensee must notify Sublicensor and the new Sublicensee must certify to Sublicensor their agreement to be bound by the terms of the Agreement. Except for such permanent transfer, Sublicensee may not assign, sublicense, rent, lend, lease, pledge or otherwise transfer or encumber the Software, this Agreement or Sublicensee's rights or obligations hereunder without Sublicensor's approval.

                             Distributor Agreement

                                   EXHIBIT C
                                   ---------

                              Exclusive Products


     Upgrades and Updates
     --------------------
     All items listed in SCO Upgrade Catalog Effective October 1st, 1994 Page 11-18

     Trade-Ins
     ---------
     All items listed in SCO Upgrade Catalog Effective October 1st, 1994 Page
     5-10

     SES/SOS
     -------
     As described on Page 4-5 of SCO Customer Services Price Guide for SCO channel providers effective October 24, 1994 or updated as agreed to in revised SES packaging referred to in Schedule 2 of this document

     Training Courses Kits
     ---------------------
     All currently sold by SCO

     Training Seats in courses given by SCO
     --------------------------------------
     All items listed in Training schedule Dec 94 - March 95 and other classes as agreed to

     Service Contracts
     -----------------
     As described on Page 6-18 of SCO Customer Services Price Guide for SCO channel providers effective October 24, 1994

     Developer Releases
     ------------------
     Items listed as Product Kits or Stand-alone products on the SCO Developer Alliance Partners Program Effective Jan 1994

                             Distributor Agreement

                                   EXHIBIT D
                                   ---------

     Part I.   New Triage function and 800-SCO-UNIX Phone Line

               The inbound calls to 800-SCO-UNIX (or a single designated alternate telephone line for SCO telesales) will be front ended by a similar voice menu as is currently used by SCO. UniDirect assumes about 90% of the traffic will not be going directly to SCO thus the 800-SCO-UNIX line would be routed to UniDirect's office. The literature, support, training and sales/upgrade responses will route with a pre-transfer announcement that "you are being transferred to SCO Service Sales" or such other announcement as agreed by the parties. The other responses for Partner Sales or specialized SCO programs will route into SCO directly. Calls coming into UniDirect's office for sales will drop immediately to a sales person - other calls will "appear" in Triage. The job in Triage is to emulate the current functions as follows:

               . get information out
               . get the customer hooked up with a local resource e.g. AEC or
                 APC
               . register new SCO users by phone, fax or email
               . get the customer to sales

               UniDirect has some concern about the people power needed to ensure this "non-revenue" function is handled properly. We had considered a per call or transaction billing but since this area will undergo close scrutiny and analysis to get it working well under the new program, we are suggesting reviewing it in 6 months and initially looking at is as a necessary cost.

               Note that this function is only one part of an effort to increase
                                          -------------
               sales of services, SES and upgrades. Additional ad/mail/fax programs will run to drive inbound sales directly onto the UniDirect sales phone lines (bypassing Triage) and independent of the advertising SCO may utilize with the 800-SCO-UNIX number.

     Part II.  Personnel/Employment

               Two SCO functional groups known as Triage and Telesales will be offered employment at Unidirect Corporation. Triage currently comprises approximately 4 people, Telesales comprises approximately 7 people plus 1 Systems Engineer (if available). Employment offers will be made at the employees current salary plus commission/bonus ($31K to $46K) that is equivalent in value at 100% performance. Employees may elect to carry over COBRA (if available) or may elect to move to a UniDirect Group health/dental coverage as of the date of the employment offer.

               All UniDirect employees are eligible for a 401K plan. Some key employees may also be offered stock option plans as part of the overall compensation package.

                             Distributor Agreement

                                   EXHIBIT E
                                   ---------

                            SCO'S Marketing Efforts

                                    Q2/FY95

     Marketing Programs

     SCO to make best efforts to repackage and re-price SES and provide promotion by March 31st 1995.

     $45,000 at SCO cost for list acquisition and cleanup/profiling. MPAR to be developed and agreed to by M.Silton and G.P.R. by Jan 25, 1995.
          Including March SCO World ad with early Jan deadline

     Advertising and direct mail portions of MPAR#10558 to be assigned to UniDirect's direction or control.

     UniDirect to provide SCO with list of IS needs for software integration support between customer databases. SCO will make best effort to comply in a timely manner.

                             Distributor Agreement

          D. All UniDirect advertising and promotional activity featuring SCO Products requires prior approval from an SCO Vice President or his or her designee. Programs eligible for reimbursement are: seminars, training materials (when available), promotional product (when available), literature, direct mail, catalogs directed to end users, radio tag spots, trade shows, trade advertising, special promotions, sales incentives, and other acceptable marketing vehicles, approved in advance by SCO.

          E. All SCO Products featured in printed media must meet requirements regarding inclusion of descriptive copy, Product illustrations, logo and trademark usage. In broadcast media, SCO must be mentioned at least as often as UniDirect and other manufacturers. The time devoted to SCO must be at least equal to the time devoted to other manufacturers.

          F. SCO national advertisements may not be reprinted without prior written permission from SCO. If approval is granted, UniDirect agrees to pay production costs to SCO. The costs will be deducted from UniDirect's Marketing Fund. The deduction will be detailed on UniDirect's Marketing Fund Statement.

          G. SCO will not reimburse advertising or marketing of any kind in any media whose principal area of coverage is outside the boundaries of the United States or Canada.

          H. SCO will not directly reimburse a publication, broadcasting station, advertising agency, or any other supplier for advertising or marketing costs incurred by a dealer.

          I. SCO will not pay any claims in excess of the amount of Marketing Fund credits accrued to the date of the claim.

     4.   PRIOR APPROVAL
          --------------

          A. To obtain prior approval, UniDirect shall send details of the proposed advertising or promotional program (including strategy, media, layout, copy, distribution, and costs) to SCO Vice President, Marketing (The Americas) or his designee.

          B. Not later than ten (10) business days after receipt of request, SCO will advise you if approval is granted or, if not, what is required to receive approval.

     5.   CLAIMING AND REIMBURSEMENT
          --------------------------

          A. UniDirect must submit all advertising and/or promotional program Marketing Fund claims within ninety (90) days of the ad run date to:

               The Santa Cruz Operation, Inc.
               400 Encinal Street
               Santa Cruz, CA 95061
               Attn:  Vice President, Marketing (The Americas)

                             Distributor Agreement

          B. Claims will be reimbursed for one hundred percent (100%) of the actual net cost based on UniDirect's accrued co-op funds. SCO reserves the right to adjust claim credits where the amount of the claim does not properly reflect UniDirect's accrued co-op funds.

          C. After audit verification and reconciliation, but in no case later than thirty (30) days, SCO will issue a credit memo against UniDirect's account.

          D. Adjusted claims rejected for non-compliance if the claim is correctable are eligible for resubmission. These claims must be returned within thirty (30) days with the required documentation on the original claim. Claims previously denied or partially denied due to lack of funds are not eligible for resubmission.

          E. SCO will pay claims solely by issuing a credit memo against UniDirect's three percent (3%) Marketing Fund balance. Total Marketing Fund payments to UniDirect cannot exceed three percent (3%) total net shipments. UniDirect must reference all credit memo numbers when taking deductions.

          F. SCO reserves the right to reject claims in excess of this Agreement's guidelines and claims in excess of prior approved amount.

     5.   MODIFICATIONS
          -------------

          SCO may modify the terms of this Program upon thirty (30) days notice to UniDirect. Such modification will not affect claims for advertisements run prior to the effective date of the modification. Notwithstanding the foregoing, SCO shall not reduce the marketing fund accrual as set forth in paragraph 5.C. of Exhibit A hereto.

                             Distributor Agreement

                                AMENDMENT NO. 1
                                      TO
                             DISTRIBUTOR AGREEMENT

This Amendment is made and entered into on the date last executed by and between The Santa Cruz Operation, Inc., a corporation of the State of California, with its place of business at 400 Encinal Street, Santa Cruz, California, 95060 (hereinafter "SCO"), and UniDirect Corporation, a corporation of the State of California, having a place of business at One Venture, Suite 150, Irvine, California 92718 (hereinafter "UniDirect"), and amends the Distributor Agreement (contract #90034) signed by the same on 24 January 1995 (hereinafter the "Agreement").

The parties hereby agree to amend the Agreement as follows:

1. The parties hereby agree to replace Section 6.0, Subsection A with the following:

     "This Agreement shall be in effect beginning on the Effective Date and shall continue through 30 September 2000 and shall continue thereafter for periods of one (1) year commencing on each anniversary date, provided, however, that either party shall have the right to terminate this Agreement for any reason whatsoever and with no liability arising therefrom, by providing the other party written notice not less than one hundred eighty
     (180) days prior to any such anniversary date."

2. The parties hereby agree to adjust UniDirect's Performance Milestones listed in Exhibit A, Section 3 for the third Quarter of Fiscal Year 1996 to [***]. The performance milestones thereafter shall be as follows:

          Time Period                     Performance Milestone
          -----------                     ---------------------
          FY1997                          [***]

          FY1998                          [***]

          FY1999                          [***]

          FY2000 and beyond               [***]

3. If the sales of SCO packaged upgrades through UniDirect exceeds [***] to SCO distributors, both parties agree that they shall meet to negotiate in good faith to adjust the commissions earned by UniDirect for sales of such packaged upgrades to SCO distributors. In consideration, UniDirect shall be the exclusive, subject to Section 1.0., Subsection D of the Agreement, distributor of packaged upgrades and Software Enhancement Services (SES).

4. SCO hereby makes available to UniDirect, on a non-exclusive basis, the following SCO products as Primary Products:

     . The following SCO Client Integration Products, including any successor versions:

          IXI Premier Motif 1.2
          Motif/Wintif User Pack 1.2
          Panorama Virtual Window Manager
          X.desktop 3.5
          Deskworks
          Eye2Eye
          SCO Termvision Release 1.10
          SCO Supervision Release 1.10
          XVision 6
          SCO SQL-Retriever Release 3.2.2
          PC Connect Version 6.2.1


PAGE 1                      DISTRIBUTOR AGREEMENT
                                AMENDMENT NO. 1

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

     . The following SCO Layered Products, including any successor versions:

          SCO Merge Release 3.2
          SCO Wabi Release 2.0
          Microsoft LAN Manager for SCO Systems Release 2.2
          SCO Security Services Release 1.0.3
          SCO Distributed Administration Service Release 1.0.3
          SCO DCE Release 1.0.3
          SCO SMP Release 5
          SCO Virtual Disk Manager Release 1.0

     SCO may add or remove products by providing sixty (60) days prior written notice to UniDirect.

5. SCO shall make UnixWare products available to UniDirect under the same terms and conditions as current SCO products, subject to any prior contracts agreed between Novell, Inc. and its customers which could preclude the exclusive grant set forth in the Agreement. The parties hereby acknowledge that certain product and program offerings (such as SES) do not yet exist for the UnixWare product line, but will be made available to UniDirect as such product and programs offerings are generally made available to SCO's customers. The parties further agree that SCO is not making full packaged UnixWare products available to UniDirect, except as may be provided for developer internal use.

6.   The parties hereby agree to modify the license fees described in Exhibit A,
     Section 1.A(l) as follows:

     Primary Products                        Amount to be remitted to SCO:
     ----------------                        ----------------------------
     Upgrades/Updates, Trade Ins, SES,    [***] of the license fee received by
     SCO Client Integration Products,     UniDirect's from its customers, or
     and SCO Layered Products             [***] of the US list price, whichever
                                          is greater.

     Training Course Kits                 [***] of the license fee received by
                                          UniDirect's from its customers, or
                                          [***] of the US list price, whichever
                                          is greater.

     Secondary Products                      Amount to be remitted to SCO:
     ------------------                      ----------------------------

     Service Contracts                    [***] of the license fee received by
                                          UniDirect's from its customers, or
                                          [***] of the US list price, whichever
                                          is greater.

     Developer Releases                   [***] of the license fee received by
                                          UniDirect's from its customers, or
                                          [***] of the US list price, whichever
                                          is greater.

7.   The parties hereby agree to add the following to Exhibit D, Part I:

     "Effective 1 January 1996, SCO shall pay UniDirect for answering SCO's 1-800-SCO-UNIX numbers at a rate of [***] per call for each call above the first [***] each calendar month, which are not electronically screened (only for those call which are ultimately answered by an employee of UniDirect). UniDirect must, however, implement any efficiencies SCO directs UniDirect to do and pass on savings to SCO in the form of a reduced per-call cost above the [***] threshold. All such payments hereunder shall be made by SCO on a quarterly basis."

PAGE 2                      DISTRIBUTOR AGREEMENT
                                AMENDMENT NO. 1

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

8. Except as modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, effective as of the last date properly executed by both parties. All signed copies of this Amendment shall be deemed originals.

The Santa Cruz Operation, Inc.          UniDirect Corporation

By: /s/ David E. McCrabb, Jr.           By:  /s/ [ILLEGIBLE]^^
   ---------------------------------       ---------------------------------

Name  David E. McCrabb, Jr.             Name:   /s/ [ILLEGIBLE]^^
    --------------------------------         -------------------------------

Title: VP Marketing & Channel Sales     Title:    President, UniDirect GRP
      ------------------------------          ------------------------------

Date: March 29, 1996                    Date:          4/8/96
     -------------------------------         -------------------------------

PAGE 3                       DISTRIBUTOR AGREEMENT
                                AMENDMENT NO. 1

                                    [LOGO]
                                      SCO


To: Michael Silton, Ed Adams                                    November 5, 1997

From: Ben Tinetti, x408-427-7087.

Subject:  Contract Amendment Number 2

Attached is signed contract. Ed signed it under the assumption that the change to section 3f did not change the following intent:

UniDirect must market, offer and promote the exclusive products listed in Exhibit C of the Agreement with reasonable diligence. UniDirect will sell all products on Exhibit C, however, in certain situations, may focus marketing
efforts on specific products.                                    M
                                                     ------------------------
                                                     (initial Michael Silton)

                                AMENDMENT NO.2
                                      TO
                             DISTRIBUTOR AGREEMENT

This Amendment is made and entered into on the date last executed by and between The Santa Cruz Operation, Inc., a corporation of the State of California, with its place of business at 425 Encinal Street, Santa Cruz, California, 95060 (hereinafter "SCO"), and UniDirect Corporation, a corporation of the State of California, having a place of business 1800 Green Hills Road, Suite 201, Scotts Valley, CA 95066 (hereinafter "UniDirect"), and amends the Distributor Agreement (contract #90034) signed by the same on 24 January 1995 (hereinafter the "Agreement").

1. The parties agree to change paragraph 4 of the preamble to the Agreement to read:

     "WHEREAS, the parties are desirous of UniDirect re-marketing the Products, through it's sales operation SCO Services Sales (SCOSS) to it's customers.

2. The parties hereby agree to replace Section 2.0, Subsection B with the following:

     "Effective January 1, 1998, UniDirect through it's sales operation SCOSS will exclusively promote, market, advertise, and otherwise support the products and services listed in Exhibit C of this Agreement. UniDirect through it's sales operation SCOSS shall not promote, market, advertise, and otherwise support any other products or services until added to this Agreement by a mutually executed Amendment." This paragraph applies to the SCO Services Sales.

3.   The parties hereby agree to add Subsection F & G to Section 2.0 as follows:

     F. UniDirect must market, offer and promote the exclusive products listed in Exhibits C of this Agreement with reasonable diligence. In the event that one or all of the exclusive products in Exhibit C are not reasonably promoted by UniDirect, this shall be considered a breach of contract and UniDirect will be given 60 days written notice, to the president, to remedy the situation. If not resolved in 60 days UniDirect shall lose the exclusive right to market and sell the product at issue.

     G. UniDirect shall maintain SCOSS as a independent operating division by having SCOSS reside in it's own separate area, maintaining separate telephone lines, performing the essential functions of Pre-Sales, Customer Care Center (formally known as Triage) and Sales, exclusively for the performance of this contract. Additionally 1-800-SCO UNIX phone line shall be dedicated to the performance of UniDirect's obligations under this contract.

4. The parties hereby agree to add Subsection H I & J to Section 3.0 as follows:

     F. SCO agrees, to credit UniDirect's account if SCO directly or indirectly sells any UniDirect exclusive products, as listed in Exhibit C, and such sale was not in accordance with Section 1.0, subsection D. The amount of the credit shall be equal to the amount of fee UniDirect would have received had it sold the product directly, under the same terms, conditions and price as it was sold by SCO, exclusive of Support, Reseller or Co-Op funds which shall not accrue. This does not imply it is acceptable to breach the contract.

     G. SCO will, over the term of this contract, use commercially reasonable efforts to enforce and safeguard UniDirect's rights to the exclusive products listed in Exhibit C.

     H. UniDirect and SCO shall initiate the following service in support of this Agreement:

PAGE 1                       DISTRIBUTOR AGREEMENT 90034
                                AMENDMENT NO. 2

          Pre-Sales
          ---------

          Currently Pre-Sales, as defined by "has not purchased yet", is handled by various areas of the company. Infomail, Customer Service, Field Sales Engineers, Support, and SCO Services Sales, are a few of the groups handling the calls. It is important for the customers to be able to reach a live body, whose knowledge will help make them more productive and better able to evaluate the product. The end result leading to more sales. SCO Service Sales can play a major role in Pre-Sales. The 800 number is already the front line to SCO. This is where nearly all of the SCO advertising, marketing and web pages will point.

          SCO Services Sales has the phone systems in place to handle the high volume of calls, and is a natural place to handle the pre-sales questions. SCO Service Sales will be your inside sales channel partner. Here's the Pre-sales model:

          Origin of calls:

               Customer Service 800#  WEB Sales PREMIER/AR's
               ---------------- ----  --- ----- ------------


          Tier 1 support
          --------------
                                      SCO Services Sales

          Escalation's
          ------------

          Tier 2 Support              SCO SE's
          --------------

          Escalation's
          ------------

          Tier 3 Support              SCO Support
          --------------

          Levels of knowledge needed for Pre-Sales Support
          ------------------------------------------------

          Qualified people should have a technical understanding of the following products: UnixWare, Open Server, CID, Layered and Internet products offered by SCO, and should know the functionality and benefit's of the products. They should be up to date on all product announcements from SCO. ACE Certification is a goal. SCO will provide the Engineers access to SCO's internal web.

          Training
          --------

          SCO Services Sales pre-sales support employees will be able to participate in SCO support new hire training (3-4 week training), New products training from the PBU, Reoccurring training from support and AEC's, and SE training. To the extent SCO is already offering these classes to their employees and there is no incremental cost. These classes will be free to SCO Services Sales pre-sales support staff.

          Monitoring services levels (metrics)
          -----------------------------------

          In order to assure quality and help highlight abusers SCO Services Sales should track the following:

          I)        Time to respond.
          --        ---------------

          If UniDirect chooses to leverage pre-sales with other areas of the company SCO Services Sales should get priority in the Queue. It is anticipated that 75% of the calls should be picked up with in 5 minutes, depending on the call volume.

PAGE 2                  DISTRIBUTOR AGREEMENT 90034
                                AMENDMENT NO.2

               II)  Tracking of calls.
               ---  -----------------

               Below are examples of areas to track. UniDirect will take direction from SCO on what is most appropriate to track. SCO will not ask UniDirect to track anything that is labor intensive. It is anticipated that most of the examples can be automated and easily tracked as call notes.

     5. Exhibit A, Section 5, subsection A shall be modified to add the following sentences.

          SCO agrees to approve requests for reimbursement for wages of SCO ACE and Non-ACE personnel who hold Pre-Sales positions within UniDirect. SCO shall credit UniDirect up to $22,000 for ACE personnel and up to $17,000 for Non-ACE personnel per quarter. This statement constitutes pre-approval of the costs, but does not relieve UniDirect of any other requirements, restrictions, or process required by the SCO Value Accrual Fund Program. In the event that more funding is needed above the support accrual funds available, SCO will have the option of funding additional resources on a pre-approval basis.

     6. The parties agree to delete Exhibit A, Section 4 subsection A in it's entirety.

     7. Exhibit A, Section 5 subsection C shall be replaced with the following:

          [***] of UniDirect's net quarterly purchases will accrue in a Co-op"

     8. The parties here by agree to replace Section 6.0, Subsection A with the following:

          "This Agreement shall remain in effect through 30 September 2002. After that date the Agreement shall continue for one (1) year periods until terminated by either party, for any reason whatsoever and with no liability arising therefrom, upon at least one hundred and eighty
          (180) days prior written notice to the other party."

     9. The parties hereby agree to change Section 6.0, Subsection B with the following:

          Replace in line 6, "...thirty (30)..." with "...sixty (60)"

     10.  The Parties agree to add the following subsection to Exhibit A,
          Section 1:

          Other Products

          SCO will offer a new line of SCO branded support programs by contracting with ASC's to provide such services. The cost SCO must pay to the ASC's for such support shall determine Cost of Goods Sold
          (COGS).

          SCO Brand ASC Support         Each party shall receive fees totaling
          (This product shall earn      [***] of the remainder of:
          3% Co-Op in lieu of 10%.)

                                        (SCOSS sale price minus SCO's Cost of
                                        Goods sold)

               * SCO will pass all administrative duties of and reporting to SCO
                 ASC's to UniDirect

          SCO will develop a new line of SCO branded support programs for CID products.

          CID SUPPORT                   UniDirect shall receive [***] of the
                                        sale price of CID Support until March
                                        31, 1999. At that time a new mutually
                                        agreed to rate of return will be
                                        negotiated.


PAGE 3                  DISTRIBUTOR AGREEMENT 90034
                                AMENDMENT NO.2

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[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

          SCO ASC Program Membership    10% of Dues received.

               UniDirect will invoice and collect all ASC franchise fees and remit 90% of collections.

     11. The Parties agree to add the following products to Exhibit C, Exclusive Products section:

          SCO Branded ASC Support
          SCO CID Support
          SCO ASC Program Memberships


     12. The Parties agree to add a new section to Exhibit C, entitled, "Non-Exclusive Products" as follows:


          . The following SCO Client Integration Products, including any successor versions:

               IXI Premier Motif 1.2
               Motif/Wintif User Pack 1.2
               Panorama Virtual Window Manager
               X.desktop 3.5
               Deskworks
               Eye2Eye
               SCO Termvision Release 1.10
               SCO Supervision Release 1.10
               XVision 6
               SCO SQL-Retriever Release 3.2.2
               PC Connect Version 6.2.1

          . The following SCO Layered Products, including any successor versions:

               SCO Merge Release 3.2
               SCO Wabi Release 2.0
               Microsoft LAN Manager for SCO Systems Release 2.2
               SCO Security Services Release 1.0.3
               SCO Distributed Administration Service Release 1.0.3 SCO DCE Release 1.0.3
               SCO SMP Release 5
               SCO Virtual Disk Manager Release 1.0

          SCO may add or remove products for this, the non-exclusive products list, by providing sixty (60) days prior written notice to UniDirect.

     13. The parties agree that Paragraph 7 of Amendment 1 to this Agreement last signed on April 8, 1996, which was added to Exhibit D, Part is deleted in it's entirety and replaced with the following three paragraphs:

          a) Lead Routing
          ---------------

          UniDirect will route leads collected from this phone number per SCO direction and make requested changes to the lead routing on a timely basis. SCO Channel Marketing will provide direction for changes. The SCO will be responsible for making the changes to the SCO lead routing tables. Leads will be reviewed quarterly. Quarterly

PAGE 4                  DISTRIBUTOR AGREEMENT 90034
                                AMENDMENT NO.2
          reviews will be managed by UniDirect and include reports on volume of leads, suggested changes and results of changes previously made. Cost of changes paid for out of the SCO Value Accrual Fund Program.

          b) Registering Users
          --------------------

          UniDirect will profile users and capture phone, email, and fax. All customer records created as a result of inquires on the 800-SCO-Unix line, or as a result of customer registrations and marketing programs will not be used, sold, distributed or divulged, by UniDirect to market competitive products. All such customer records shall be considered confidential information in accordance with Section 14 "Confidentiality" of this Agreement.

          c) Performance Metrics
          ----------------------

          UniDirect will earn the following quarterly credits to their account for maintaining Good Performance

          Good Performance - 75% of all calls are answered within 30 seconds and 75% of all calls are answered accurately. Net Sales -- amount of dollars received by SCO from UniDirect sales, exclusive of Project Deals.

          Good Performance Credit - 1.8% of net sales.


IN WITNESS WHEREOF, the parties hereto have executed this Amendment, effective as of the last date properly executed by both parties. All signed copies of this Amendment shall be deemed originals. All other terms and conditions of this Agreement shall remain unchanged.

The Santa Cruz Operation, Inc. UniDirect Corporation

By:     /s/ Ed Adams                    By:     /s/ Michael Silton
    -----------------------------           -----------------------------
Name:   Ed Adams                        Name:   Michael Silton
      ---------------------------             ---------------------------
Title:  SRVP                            Title:  President
       --------------------------              --------------------------
Date:   11-5-97                         Date:   Nov. 4, 1997
       --------------------------             ---------------------------

PAGE 5                    DISTRIBUTOR AGREEMENT 90034
                                AMENDMENT NO. 2

                                Amendment No. 3
                                      To
                            Distribution Agreement


This Amendment is made and entered into on the date last executed by and between The Santa Cruz Operation, Inc., a corporation in the State of California, with its place of business at 425 Encinal Street, Santa Cruz, California, 95060 (hereinafter "SCO"), and Rainmaker Systems Inc., a corporation of the State of California, having a place of business at 1800 Green Hills Road, Suite 201, Scott Valley, CA 95066 (hereinafter "SCO Services Sales"), and amends the Distributor Agreement (contract #90034) signed by the same on 24 January 1995 (hereinafter the "Agreement").

The parties hereby agree to amend the Agreement as follows:

 .  Products

A. The parties agree to [***] the margin that SCO Services Sales receives listed on Exhibit A, Section l.A.l, from the current [***] of the tiered list price to [***] of the tiered list price on the sales of the following products:

     Upgrades/Updates
     Trade-Ins
     CID Products
     Layered Products
     Training Curriculum
     Manuals and Documentation

B. The parties also agree to [***] the co-op and support accruals listed on Exhibit A, Section 5, that SCO Services Sales receives on the sale of these products from the current [***] of net sales to [***] of net sales.

C. The parties further agree to combine all Co-Op and Support Accrual Funds listed on Exhibit A, Section 5, into one Co-Op accrual fund. All accrual fund policies and procedures remain as stated in the Agreement.

D. The margin reduction and co-op and support accrual changes shall be effective June 1, 1999.

 .  Electronic Licensing

A. Both parties agree that SCO shall be entitled to sell upgrades via the Electronic Licensing Program ("Program") directly to its distributors. SCO shall pay to SCO Services Sales a [***] margin of all sales to North American distributors, via the Program, and SCO Services Sales will earn [***] accrual fund on all net Program sales.

B. SCO shall provide SCO Services Sales weekly reports on the total Program revenue sold to the North American distributors. SCO will provide reasonable commercial efforts in moving to supply these revenue reports on a daily basis. In addition, SCO shall provide monthly reporting and credit for the margin due from such sales via the Program to SCO Services sales within five (5) business days after the end of each month.

C.   The margin reduction regarding the Program shall be effective June 1, 1999.

 .  Projects

A. The parties agree that "project business" refers to the sale of SCO products to an SCO Named Account customer that is listed on the then published SCO Named Account List. SCO Services Sales agrees to reduce their margin, according to the existing project deal matrix, for these sales.


     Page 1          Distributor Agreement Amend. No. 3

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confidential redacted portion has been omitted and filed separately with the
Securities & Exchange Commission.

B. For Non-Named Account Deals which have been approved via the template process and meet the following criteria:

       .  Orders with greater then 40% discount to the customer
       .  Orders that are greater than $50K in List Price

     SCO Services Sales agrees to reduce their standard margin percentage on a one to one basis by the additional discount percentage given for that project/template. SCOSS will receive a minimum margin of [***] on all such transactions.

 .  Miscellaneous

A. The parties agree that upon execution of this Amendment SCO shall retain [***] dollars of the current balance of SCO Services Sales support accrual funds. The remaining support accrual fund balance will be available for use by SCO Services Sales under the standard policies and procedures for the support accrual fund as outlined in the Agreement. The parties further agree that SCO will retain the credits for the disputed amounts owed to Rainmaker Systems for previously earned UniDirect reseller rebates and no additional claims will be made regarding UniDirect reseller rebates by Rainmaker Systems.

B. SCO Services Sales agrees to use reasonable commercial efforts to move quickly to maximize the use of electronic licenses, when available, from SCO's Partnerstore or another mutually agreed upon electronic delivery system.

C. The parties agree that SCO Services sales performance milestones shall be modified to ten percent (10%) growth in net sales on an annual basis.

D. The parties hereby agree to modify Section 6.0, Subsection A with the following:

     This Agreement shall remain in effect through 30 September 2002. After that date the Agreement shall continue for one (1) year periods until terminated by either party, for any reason whatsoever and with no liability arising therefrom, upon at least one hundred and eighty (180) days prior written notice to the other party.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, effective as of the last date properly executed by both parties. All signed copies of this Amendment shall be deemed originals. All other terms and conditions of this Agreement shall remain unchanged.

The Santa Cruz Operations, Inc.         Rainmaker Systems, Inc.

By:     /s/ Sheila Baker                By:     /s/ Michael Silton
    ---------------------------             ---------------------------
Name:   Sheila Baker                    Name:   Michael Silton
      -------------------------               -------------------------
Title:  VP, US Channel Sales            Title:  CEO, Rainmaker Systems
       ------------------------                ------------------------
Date:   March 16, 1999                  Date:   March 16, 1999
      -------------------------               -------------------------

Page 2                Distributor Agreement Amend. No. 3

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[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

                         SCO PARTNER STORE AMENDMENT

This AMENDMENT is entered into on the date last signed by and between THE SANTA CRUZ OPERATION, INC, (hereinafter `SCO') a company incorporated under the laws of California, with its place of business at 400 Encinal Street, Santa Cruz, California 95060 and Rainmaker, a corporation of the state of California with its place of business at 1800 Green Hills Road, Suite 201, Scott Valley, CA 95066.

WHEREAS SCO desires to speed up and simplify the process of distribution of its software products and licenses for those products by using electronic services such as those available over the World Wide Web ("the WEB"), and to that end has created the SCO Partnerstore Program, and

WHEREAS Company is an existing distributor of SCO software products and wishes to participate in this Program,

THEN THEREFORE the parties agree as follows:

1. This Amendment is supplemental to the SCO Distributor Agreement, ("Agreement") Contract #90034, between the parties, which remains the basis for trading between them. The terms of this Amendment shall take precedence over conflicting terms in the SCO Distributor Agreement.

2. SCO agrees, to provide Company with licenses for certain Licensed Products electronically, in accordance with SCO's Partnerstore Program ("the Program"). SCO may change details of, or end the Program at any time, and will endeavour to give Company reasonable notice of such changes. Company shall notify SCO of the name of an individual nominated as its contact for issues relating to the Program.

3. Company shall have regular access to a computer system which reliably connects to the Web and which uses a current internet browser.

4. Transactions confirmed by Company in accordance with the Program shall be binding, and Company agrees to make payment to SCO against invoices issued in connection with those transactions. The model numbers and quantities contained in the electronic transaction shall be deemed to represent the intentions of Company, and may be altered post-transaction only with SCO's written agreement. SCO will correct promptly any invoice errors caused by incorrect data or processing.

5. The SCO Presentation Screen (The WEB page on which the license number document is displayed) may be stored electronically and printed. It may not be modified. The document printed from the screen may be provided to only one customer.

6. The printed version of the SCO Presentation Screen shall be deemed to be a copy of a unique license document, but not a legal document in its own right, except as expressly provided for herein. It shall have the effect of granting rights to the person who uses only if 1) there exists an auditable chain of transactions which identify the unique license number contained on it, and 2) it is printed on security paper provided by SCO for the purpose. Company shall use reasonable efforts to keep records so as to maintain an auditable transaction chain for each unique license number, so that any end user customer may be sure that they have a legitimate license.

7. The following provisions apply to Company's distribution of license numbers. The parties agree that these rules are for the benefit of the end user customer of Licensed Product:

   . Company agrees to provide license numbers only in printed form, exactly as provided by SCO.